UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 13, 2021

Central Index Key Number of the issuing entity: 0001866493

Morgan Stanley Capital I Trust 2021-L6

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-15	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events.

On July 13, 2021 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to issue the Morgan Stanley Capital I Trust 2021-L6, Commercial Mortgage Pass-Through Certificates, Series 2021-L6 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of July 1, 2021 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about July 13, 2021 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 43 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated June 30, 2021, between the Registrant and MSMCH; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance LLC (“Argentic”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated June 30, 2021, between the Registrant and Argentic; certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated June 30, 2021, between the Registrant and SMC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated June 30, 2021, between the Registrant and BANA.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
U.S. Steel Tower	Exhibit 4.2	Exhibit 99.5
The Domain	(1)	Exhibit 99.6
Woodbridge Corporate Plaza Leased Fee	(1)	Exhibit 99.7
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., AmeriVet Securities, Inc. and Bancroft Capital, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of June 30,

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2021, between the Registrant, the Underwriters, as underwriters, and MSMCH and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., AmeriVet Securities, Inc. and Bancroft Capital, LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of June 30, 2021, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 1, 2021 and filed with the Securities and Exchange Commission on July 13, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $684,966,000, on July 13, 2021. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $3,737,099.50, were approximately $755,580,513.94. Of the expenses paid by the Registrant, approximately $100,000 were paid directly to affiliates of the Registrant, approximately $100,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $125,000 were expenses paid to or for the Underwriters and approximately $3,412,099.50 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $80,360,112 in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-227446) was originally declared effective on October 24, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The fair value of the portions of the Class G-RR and Class H-RR certificates that collectively constitute an “eligible horizontal residual interest” under the credit risk retention rules (the “HRR Interest”) and that will be retained by the retaining sponsor (or its majority-owned affiliate) on the Closing Date is equal to approximately $7,744,759, representing approximately 0.961% of the aggregate fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”). The aggregate fair value of all ABS Interests is approximately $805,679,942. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) issued by the Issuing Entity.

Given that the aggregate certificate balance of all certificates that as of the Closing Date comprise a part of the “eligible vertical interest” and that will be retained by the retaining sponsor (or its majority-owned affiliate) on the Closing Date constitutes approximately 4.060% of the ABS Interests, the retaining sponsor is required to retain an “eligible horizontal residual interest” with a fair value as of the Closing Date of at least $7,573,392 (representing 0.940% of the aggregate fair value of all ABS Interests, excluding accrued interest).

The retaining sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $40,283,997.13, representing 5.0% of the aggregate fair value, as of the Closing Date, of all ABS Interests.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus

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dated June 24, 2021 and filed with the Securities and Exchange Commission on June 24, 2021 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of June 30, 2021, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., AmeriVet Securities, Inc. and Bancroft Capital, LLC
4.1	Pooling and Servicing Agreement, dated as of July 1, 2021, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of June 1, 2021, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Greystone Servicing Company LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated July 13, 2021.
8.1	Tax Opinion of Sidley Austin LLP, dated July 13, 2021 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 1, 2021.
99.1	Mortgage Loan Purchase Agreement, dated June 30, 2021, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated June 30, 2021, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
99.3	Mortgage Loan Purchase Agreement, dated June 30, 2021, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated June 30, 2021, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.5	Amended and Restated Co-Lender Agreement, dated as of June 4, 2021, by and between Morgan Stanley Bank, N.A., as note A-1 holder, note A-2 holder, note A-3-1 holder, note A-3-2 holder and note A-4 holder, Liberty Mutual Insurance Company, as note B-1 holder, Peerless Insurance Company, as note B-2 holder, Employers Insurance Company of Wausau, as note B-3 holder, Liberty Mutual Fire Insurance Company, as note B-4 holder, The Ohio Casualty Insurance Company, as note B-5 holder, Safeco Insurance Company of America, as note B-6 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the U.S. Steel Tower Whole Loan.
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99.6	Agreement Between Noteholders, dated as of June 13, 2021, between Bank of America, N.A., as note A-1 holder, note A-2-1 holder and note A-2-2 Holder, and Goldman Sachs Bank USA, as note A-3 holder, relating to The Domain Whole Loan.
99.7	Agreement Between Noteholders, dated as of May 24, 2021, between Goldman Sachs Bank USA, as note A-1 holder, and Argentic Real Estate Finance LLC, as note A-2 holder, relating to Woodbridge Corporate Plaza Leased Fee Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: July 13, 2021

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